                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                PERFICIENT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 74-2853258
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

  7600-B NORTH CAPITAL OF TEXAS HIGHWAY,
               SUITE 220
             AUSTIN, TEXAS                                  78731
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /

Securities Act registration statement file
number to which this form relates:             333-78337    (if applicable)
                                             -------------

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                 Name of each exchange on which
          to be so registered                 each class is to be registered

   Common Stock, $0.001 par value                  Boston Stock Exchange
-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:


--------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Common Stock is set forth under the caption "Description of Securities -- Common Stock" contained in the prospectus filed with the Commission on May 12, 1999 as part of the Registrant's Registration Statement on Form SB-2 (No. 333-78337) (the "Registration Statement"), and is hereby incorporated by reference in answer to this item.

ITEM 2.  EXHIBITS.

The Certificate of Incorporation of Perficient, Inc. (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

The Bylaws of Perficient, Inc. (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).

The Specimen Certificate for shares of Common Stock (filed as Exhibit 4.1 to the Registration Statement and incorporated herein by reference).

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Perficient, INC.
              ---------------------------------------------------------------

       Date:   July 19, 1999
              ---------------------------------------------------------------

         By:   /s/ John T. McDonald
              ---------------------------------------------------------------
               John T. McDonald
               CHIEF EXECUTIVE OFFICER